                            UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT

                      Pursuant to Section 13 of the

                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 1999

                    Sears Credit Account Master Trust II

            (Exact name of registrant as specified in charter)

     Illinois                     0-24776              Not Applicable
     (State of                   (Commission           (IRS Employer
     Organization)               File Number)          Identification No.)

c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                             19807
(Address of principal executive offices)         (Zip Code)

Registrant's Telephone Number, including area code: (302) 888-3176

Former name, former address and former fiscal year, if changed since last report:  Not Applicable

Item 5.     Other Events

      On August 16, 1999, Registrant made available the Monthly Investor
Certificateholders' Statements set forth as Exhibits 20(a) through 20(l).

Item 7.     Financial Statements and Exhibits

  20(a).    Series 1994-1 Monthly Investor Certificateholders' Statement
            related to the distribution of August 16, 1999 and reflecting the performance of the Trust during the Due Period ended in July
            1999, which will accompany the distribution on August 16, 1999.

  20(b).    Series 1995-2 Monthly Investor Certificateholders' Statement
            related to the distribution of August 16, 1999 and reflecting the performance of the Trust during the Due Period ended in July
            1999, which will accompany the distribution on August 16, 1999.

  20(c).    Series 1995-3 Monthly Investor Certificateholders' Statement
            related to the distribution of August 16, 1999 and reflecting the performance of the Trust during the Due Period ended in July
            1999, which will accompany the distribution on August 16, 1999.

  20(d).    Series 1995-5 Monthly Investor Certificateholders' Statement
            related to the distribution of August 16, 1999 and reflecting the performance of the Trust during the Due Period ended in July
            1999, which will accompany the distribution on August 16, 1999.

  20(e).    Series 1996-1 Monthly Investor Certificateholders' Statement
            related to the distribution of August 16, 1999 and reflecting the performance of the Trust during the Due Period ended in July
            1999, which will accompany the distribution on August 16, 1999.

  20(f).    Series 1996-2 Monthly Investor Certificateholders' Statement
            related to the distribution of August 16, 1999 and reflecting the performance of the Trust during the Due Period ended in July
            1999, which will accompany the distribution on August 16, 1999.

  20(g).    Series 1996-3 Monthly Investor Certificateholders' Statement
            related to the distribution of August 16, 1999 and reflecting the performance of the Trust during the Due Period ended in July
            1999, which will accompany the distribution on August 16, 1999.

  20(h).    Series 1996-4 Monthly Investor Certificateholders' Statement
            related to the distribution of August 16, 1999 and reflecting the performance of the Trust during the Due Period ended in July
            1999, which will accompany the distribution on August 16, 1999.

  20(i).    Series 1997-1 Monthly Investor Certificateholders' Statement
            related to the distribution of August 16, 1999 and reflecting the performance of the Trust during the Due Period ended in July
            1999, which will accompany the distribution on August 16, 1999.

  20(j).    Series 1998-1 Monthly Investor Certificateholders' Statement
            related to the distribution of August 16, 1999 and reflecting the performance of the Trust during the Due Period ended in July
            1999, which will accompany the distribution on August 16, 1999.

  20(k).    Series 1998-2 Monthly Investor Certificateholders' Statement
            related to the distribution of August 16, 1999 and reflecting the performance of the Trust during the Due Period ended in July
            1999, which will accompany the distribution on August 16, 1999.

  20(l).    Series 1999-1 Monthly Investor Certificateholders' Statement
            related to the distribution of August 16, 1999 and reflecting the performance of the Trust during the Due Period ended in July
            1999, which will accompany the distribution on August 16, 1999.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Sears Credit Account Master Trust II
                                         (Registrant)

                                          By:   SRFG, Inc.
                                          (Originator of the Trust)

                                          By: /s/Donald J. Woytek
                                                Donald J. Woytek
                                         Vice President, Administration

Date: August 16, 1999

                               EXHIBIT INDEX

Exhibit No.  20(a).    Series 1994-1 Monthly Investor Certificateholders' Statement
                       (August 16, 1999)

             20(b).    Series 1995-2 Monthly Investor Certificateholders' Statement
                       (August 16, 1999)

             20(c).    Series 1995-3 Monthly Investor Certificateholders' Statement
                       (August 16, 1999)

             20(d).    Series 1995-5 Monthly Investor Certificateholders' Statement
                       (August 16, 1999)

             20(e).    Series 1996-1 Monthly Investor Certificateholders' Statement
                       (August 16, 1999)

             20(f).    Series 1996-2 Monthly Investor Certificateholders' Statement
                       (August 16, 1999)

             20(g).    Series 1996-3 Monthly Investor Certificateholders' Statement
                       (August 16, 1999)

             20(h).    Series 1996-4 Monthly Investor Certificateholders' Statement
                       (August 16, 1999)

             20(i).    Series 1997-1 Monthly Investor Certificateholders' Statement
                       (August 16, 1999)

             20(j).    Series 1998-1 Monthly Investor Certificateholders' Statement
                       (August 16, 1999)

             20(k).    Series 1998-2 Monthly Investor Certificateholders' Statement
                       (August 16, 1999)

             20(l).    Series 1999-1 Monthly Investor Certificateholders' Statement
                       (August 16, 1999)